POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter President in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Dennis H. Ferro	President
Dennis H. Ferro

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Secretary in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Michael H. Koonce	Secretary
Michael H. Koonce

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Treasurer in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Kasey Phillips	Treasurer
Kasey Phillips

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Charles A. Austin, III	Trustee
Charles A. Austin, III

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ K. Dun Gifford	Trustee
K. Dun Gifford

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ William Walt Pettit	Trustee
William Walt Pettit

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Gerald M. McDonnell	Trustee
Gerald M. McDonnell

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Russell A. Salton, III MD	Trustee
Russell A. Salton, III MD

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Richard K. Wagoner	Trustee
Richard K. Wagoner

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ David M. Richardson	Trustee
David M. Richardson

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Leroy Keith, Jr.	Trustee
Leroy Keith, Jr.

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Richard J. Shima Richard J. Shima	Trustee

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Patricia B. Norris	Trustee
Patricia B. Norris

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Chairman of the Board and Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

     In Witness Whereof, I have executed this Power of Attorney as of December 5, 2007.

Signature	Title

/s/ Michael S. Scofield Michael S. Scofield	Chairman of the Board and Trustee

EXHIBIT A

Proposed Mergers

Target Fund	Survivor Fund

Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund